Exhibit 99.1

SiriusPoint Announces Early Tender Results and Receipt of Requisite Consents for Its 4.600% Senior Notes due 2026

HAMILTON, Bermuda, April 5, 2024 — SiriusPoint Ltd. (“SiriusPoint” or the “Company”) (NYSE: SPNT) announced today the early tender results of its previously announced cash tender offer (the “Tender Offer”) for any and all of its 4.600% Senior Notes due 2026 (the “2026 Notes”).  SiriusPoint also announced receipt of requisite consents in connection with its previously announced consent solicitation (the “Consent Solicitation”) from the holders of the 2026 Notes for the adoption of the Amendment (as defined below).

The Tender Offer and the Consent Solicitation were made pursuant to an Offer to Purchase and Consent Solicitation Statement, dated March 21, 2024 (as may be amended or supplemented from time to time, the “Offer to Purchase”).

SiriusPoint has been advised that as of 5:00 p.m., New York City time, on April 4, 2024 (such date and time, the “Early Expiration Time”), $330,963,000 aggregate principal amount of the 2026 Notes, representing approximately 83% of the aggregate principal amount of the 2026 Notes outstanding, had been validly tendered (and not validly withdrawn) pursuant to the Tender Offer and the corresponding consents were delivered (and not validly revoked) pursuant to the Consent Solicitation.  SiriusPoint intends to accept all such validly tendered 2026 Notes with settlement on April 5, 2024 (the “Early Settlement Date”).

The total consideration payable to holders for each $1,000 principal amount of 2026 Notes validly tendered (and consents delivered) at or prior to the Early Expiration Time and accepted for purchase pursuant to the Tender Offer will be $1,000 (the “Total Consideration”). The Total Consideration includes an early tender payment of $50 for each $1,000 principal amount of accepted 2026 Notes (the “Early Tender Payment”). Holders of such accepted 2026 Notes will receive accrued and unpaid interest to (but excluding) the Early Settlement Date.

SiriusPoint executed a supplemental indenture (the “Supplemental Indenture”) to the indenture governing the 2026 Notes, which reduced the minimum required notice period for the redemption of the 2026 Notes from 30 days to 3 business days (the “Amendment”).  Adoption of the Amendment required consents of holders of a majority in aggregate principal amount of the 2026 Notes outstanding.  SiriusPoint obtained the requisite consents for the adoption of the Amendment.

On April 5, 2024, SiriusPoint will issue a notice of redemption for any outstanding 2026 Notes after the Early Settlement Date.  The notice will provide a redemption date of April 10, 2024.   This press release is not a notice of redemption, and any notice of redemption will be provided separately in accordance with the terms of the Indenture, as amended by the Supplemental Indenture.

Holders who have not yet tendered their 2026 Notes have until 5:00 p.m., New York City time, on April 19, 2024 (the “Tender Offer Expiration”), unless extended or early terminated by SiriusPoint, to tender their 2026 Notes pursuant to the Tender Offer.  Withdrawal rights for the Tender Offer expired at 5:00 p.m., New York City time, on April 4, 2024, and, accordingly, 2026 Notes validly tendered in the Tender Offer may no longer be withdrawn except as required by law.  Those who validly tender 2026 Notes and deliver consents after the Early Expiration Time will receive the Total Consideration, less $50, for each $1,000 principal amount of accepted 2026 Notes, as described in the Offer to Purchase, plus accrued and unpaid interest to (but excluding) the final settlement date.

SiriusPoint’s obligation to accept for purchase, and to pay for, 2026 Notes validly tendered and not validly withdrawn pursuant to the Tender Offer and the Consent Solicitation is conditioned upon the satisfaction or, when applicable, waiver of certain conditions, which are more fully described in the Offer to Purchase, including, among others, a financing condition requiring the consummation of a notes offering described therein. In addition, subject to applicable law, SiriusPoint has reserved the right, in its sole discretion, to (i) extend, terminate or withdraw the Tender Offer or the Consent Solicitation at any time or (ii) otherwise amend the Tender Offer or the Consent Solicitation in any respect at any time and from time to time. SiriusPoint has further reserved the right, in its sole discretion, not to accept any tenders of 2026 Notes or deliveries of consents with respect to the 2026 Notes.

BMO Capital Markets Corp., HSBC Securities (USA) Inc., Jefferies LLC and J.P. Morgan Securities LLC are acting as dealer managers for the Tender Offer and as solicitation agents for the Consent Solicitation (the “Dealer Managers”). For questions regarding the Tender Offer and the Consent Solicitation, the Dealer Managers can be contacted as follows: BMO Capital Markets Corp. at (833) 418-0762, HSBC Securities (USA) Inc. at (888) 472-2456, Jefferies LLC at (877) 877-0696 and J.P. Morgan Securities LLC at (866) 834-4666.

Copies of the Offer to Purchase have been made available to holders of 2026 Notes from D.F. King & Co., Inc., the information agent and the tender agent for the Tender Offer and the Consent Solicitation. Requests for copies of the Offer to Purchase should be directed to D.F. King & Co., Inc. toll-free at (866) 388-7535 or SPNT@dfking.com.

The Offer to Purchase has not been filed with the SEC, nor have any such documents been filed with or reviewed by any federal or state securities commission or regulatory authority of any country. No authority has passed upon the accuracy or adequacy of the Offer to Purchase or any related documents, and it is unlawful and may be a criminal offense to make any representation to the contrary. The Tender Offer and the Consent Solicitation are being made solely on the terms and conditions set forth in the Offer to Purchase. Under no circumstances shall this press release constitute an offer to buy or a solicitation of an offer to sell the 2026 Notes or any other securities of SiriusPoint or any of its affiliates. The Tender Offer and the Consent Solicitation are not being made to, nor will SiriusPoint accept tenders of 2026 Notes or accept deliveries of Consents from, holders in any jurisdiction in which the Tender Offer and the Consent Solicitation or the acceptance thereof would not be in compliance with the securities or blue sky laws of such jurisdiction. This press release also is not a solicitation of consents to the Amendment. No recommendation is made as to whether holders should tender their 2026 Notes. Holders of 2026 Notes should carefully read the Offer to Purchase because it contains important information, including the various terms and conditions of the Tender Offer and the Consent Solicitation.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “intends,” “seeks,” “anticipates,” “aims,” “plans,” “targets,” “estimates,” “expects,” “assumes,” “continues,” “should,” “could,” “will,” “may” and the negative of these or similar terms and phrases. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: the Company’s ability to execute on its strategic transformation, including re-underwriting to reduce volatility and improving underwriting performance, de-risking the Company’s investment portfolio, and transforming the Company’s business; the impact of unpredictable catastrophic events including uncertainties with respect to current and future COVID-19 losses across many classes of insurance business and the amount of insurance losses that may ultimately be ceded to the reinsurance market, supply chain issues, labor shortages and related increased costs, changing interest rates and equity market volatility; inadequacy of loss and loss adjustment expense reserves, the lack of available capital, and periods characterized by excess underwriting capacity and unfavorable premium rates; the performance of financial markets, impact of inflation and interest rates, and foreign currency fluctuations; the Company’s ability to compete successfully in the insurance and reinsurance market and the effect of consolidation in the insurance and reinsurance industry; technology breaches or failures, including those resulting from a malicious cyber-attack on the Company, the Company’s business partners or service providers; the effects of global climate change, including increased severity and frequency of weather-related natural disasters and catastrophes and increased coastal flooding in many geographic areas; geopolitical uncertainty, including the ongoing conflicts in Europe and the Middle East; the Company’s ability to retain key senior management and key employees; a downgrade or withdrawal of the Company’s financial ratings; fluctuations in the Company’s results of operations; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to SiriusPoint; the outcome of legal and regulatory proceedings and regulatory constraints on the Company’s business; reduced returns or losses in SiriusPoint’s investment portfolio; the Company’s exposure or potential exposure to corporate income tax in Bermuda and the E.U., U.S. federal income and withholding taxes and the Company’s significant deferred tax assets, which could become devalued if the Company does not generate future taxable income or applicable corporate tax rates are reduced; risks associated with delegating authority to third party managing general agents; future strategic transactions such as acquisitions, dispositions, investments, mergers or joint ventures; SiriusPoint’s response to any acquisition proposal that may be received from any party, including any actions that may be considered by the Company’s Board of Directors or any committee thereof; and other risks and factors listed under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

About the Company

SiriusPoint is a global underwriter of insurance and reinsurance providing solutions to clients and brokers around the world. Bermuda-headquartered with offices in New York, London, Stockholm and other locations, the Company is listed on the New York Stock Exchange (SPNT). SiriusPoint has licenses to write Property & Casualty and Accident & Health insurance and reinsurance globally. SiriusPoint’s offering and distribution capabilities are strengthened by a portfolio of strategic partnerships with Managing General Agents and Program Administrators within the Company’s Insurance & Services segment.